EXHIBIT 99(a)

                            GENERAL ELECTRIC COMPANY


           On January 1, 2002, GE stopped amortizing goodwill in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") 142, "GOODWILL AND OTHER INTANGIBLE ASSETS." Simultaneously, to maintain a consistent basis for its measurement of performance, management revised previously-reported segment information to correspond to the earnings measurements by which GE businesses will be evaluated. Accordingly, goodwill amortization is now treated as a corporate rather than a segment cost. Other changes relate to the GE pension and other retiree benefit plans, whose effects are now reported at the corporate level, and allocation to segments of other selected costs previously reported at the corporate level. Previously reported segment results, including quarterly results for 2001, have been restated and are presented below.

GECS operating segment results have also been revised to reflect changes, effective as of January 1, 2002, in GECS internal organization. Asia/Pacific operations previously managed by region are now managed and reported by the respective operating business. Also, certain businesses previously in separate segments are now reviewed directly by GECS chief operating decision maker, and are therefore designated by GECS as operating segments. Because none of these operating segments qualifies as a GECS reporting segment, they have been combined for reporting purposes and will be presented in GECS "All Other" caption. Previously-reported segment results at GECS, including quarterly results for 2001, have been restated and are presented below.

                               INDUSTRY SEGMENTS

                          RECASTED REVENUES 2001-2000

$ Millions                                                  2001           2000
                                                       ---------      ---------
GE
      Aircraft Engines                                 $  11,389      $  10,779
      Appliances                                           5,810          5,887

      INDUSTRIAL PRODUCTS AND SYSTEMS
          Industrial Systems                               4,440          4,469
          Lighting                                         2,550          2,739
          Transportation Systems                           2,355          2,263
          GE Supply                                        2,302          2,159
                                                       ---------      ---------
      Total Industrial Products and Systems               11,647         11,630

      MATERIALS
          Plastics                                         5,252          6,013
          Specialty Materials                              1,817          2,007
                                                       ---------      ---------
      Total Materials                                      7,069          8,020

      NBC                                                  5,769          6,797
      Power Systems                                       20,211         14,861

      TECHNICAL PRODUCTS AND SERVICES
          Medical Systems                                  8,409          7,275
          Global eXchange Services                           602            640
                                                       ---------      ---------
      Total Technical Products and Services                9,011          7,915

      Eliminations                                        (2,900)        (2,101)
                                                       ---------      ---------
          Total GE segment revenues                       68,006         63,788

Corporate items                                              445            517
Earnings of GECS (excluding goodwill amortization)
    before accounting changes                              6,138          5,812
                                                       ---------      ---------
          Total GE revenues                               74,589         70,117

GECS segment revenues                                     58,353         66,177

      Eliminations                                        (7,029)        (6,441)
                                                       ---------      ---------

         Consolidated Revenues                         $ 125,913      $ 129,853
                                                       =========      =========

                                INDUSTRY SEGMENTS

                      RECASTING OPERATING PROFIT 2001-2000

$ Millions                                                  2001           2000
                                                       ---------      ---------
       GE
           Aircraft Engine                             $   2,147      $   2,000
           Appliances                                        406            439

           INDUSTRIAL PRODUCTS AND SYSTEMS
               Industrial Systems                            527            596
               Lighting                                      242            440
               Transportation Systems                        400            436
               GE Supply                                      99             80
                                                       ---------      ---------
           Total Industrial Products and Systems           1,268          1,552

           MATERIALS
               Plastics                                    1,166          1,518
               Specialty Materials                           267            347
                                                       ---------      ---------
           Total Materials                                 1,433          1,865

           NBC                                             1,408          1,609
           Power Systems                                   4,860          2,523

           TECHNICAL PRODUCTS AND SERVICES
               Medical Systems                             1,498          1,321
               Global eXchange Services                      125            114
                                                       ---------      ---------
           Total Technical Products and Services           1,623          1,435

                                                       ---------      ---------
               Total GE operating profit                  13,145         11,423
           Earnings of GECS (excluding goodwill amortization)
                 before accounting changes                 6,138          5,812
                                                       ---------      ---------

           Total segment profit                           19,283         17,235

       Corporate items and eliminations (a)                 (145)           110
       GE interest and other financial charges              (817)          (811)
       GE provision for income taxes                      (4,193)        (3,799)
                                                       ---------      ---------

Earnings before accounting changes                     $  14,128      $  12,735

Cumulative effect of accounting changes                     (444)          --
                                                       ---------      ---------

CONSOLIDATED NET EARNINGS                              $  13,684      $  12,735
                                                       =========      =========



(a) Corporate items and eliminations - previously
     reported                                          $  (1,893)     $  (1,429)
       Pension and retiree benefit plans                   2,133          1,959
       Corporate cost assessment                             657            599
       Goodwill amortization                              (1,042)        (1,019)
                                                       ---------      ---------
    Corporate items and eliminations - revised         $    (145)     $     110
                                                       =========      =========

SUMMARY OF OPERATING SEGMENTS



GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES                                                                     2001 RECAST
------------------------------------------------------------------------------------------------------------------------------------
                                                                 FIRST         SECOND          THIRD         FOURTH           TOTAL
                                                               QUARTER        QUARTER        QUARTER        QUARTER            YEAR
                                                              --------       --------       --------       --------       ---------
(Dollars in millions)                                             2001           2001           2001           2001            2001

REVENUES
  GE
    Aircraft Engines                                          $  2,738       $  3,055       $  2,851       $  2,745       $  11,389
    Appliances                                                   1,315          1,402          1,535          1,558           5,810
    Industrial Products and Systems
        Industrial Systems                                       1,124          1,220          1,025          1,071           4,440
        Lighting                                                   609            604            598            739           2,550
        Transportation Systems                                     548            572            595            640           2,355
        GE Supply                                                  566            586            558            592           2,302
                                                              --------       --------       --------       --------       ---------
    Total Industrial Products and Systems                        2,847          2,982          2,776          3,042          11,647

    Materials
        Plastics                                                 1,448          1,363          1,255          1,186           5,252
        Specialty Materials                                        486            493            426            412           1,817
                                                              --------       --------       --------       --------       ---------
    Total Materials                                              1,934          1,856          1,681          1,598           7,069

    NBC                                                          1,351          1,831          1,050          1,537           5,769
    Power Systems                                                4,260          5,142          5,038          5,771          20,211

    Technical Products and Services
        Medical Systems                                          1,828          1,960          1,992          2,629           8,409
        Global eXchange Services                                   170            188            114            130             602
                                                              --------       --------       --------       --------       ---------
    Total Technical Products and Services                        1,998          2,148          2,106          2,759           9,011

    Eliminations                                                  (549)          (667)          (856)          (828)         (2,900)
                                                              --------       --------       --------       --------       ---------

      Total GE segment revenues                                 15,894         17,749         16,181         18,182          68,006
  Corporate items                                                   65             39            254             87             445
  Earnings of GECS (excluding goodwill amortization)
      before accounting changes                                  1,540          1,611          1,447          1,540           6,138
                                                              --------       --------       --------       --------       ---------

      Total GE revenues                                         17,499         19,399         17,882         19,809          74,589
  GECS segment revenues                                         14,723         14,399         13,298         15,933          58,353
  Eliminations <F1>                                            (1,729)        (1,821)        (1,712)        (1,767)         (7,029)
                                                              --------       --------       --------       --------       ---------

CONSOLIDATED REVENUES                                         $ 30,493       $ 31,977       $ 29,468       $ 33,975       $ 125,913
                                                              ========       ========       ========       ========       =========

<F1> Principally the elimination of GECS net earnings




SUMMARY OF OPERATING SEGMENTS



GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES                                                                     2001 RECAST
------------------------------------------------------------------------------------------------------------------------------------
                                                                 FIRST         SECOND          THIRD         FOURTH           TOTAL
                                                               QUARTER        QUARTER        QUARTER        QUARTER            YEAR
                                                              --------       --------       --------       --------       ---------
(Dollars in millions)                                             2001           2001           2001           2001            2001


SEGMENT PROFIT
  GE
    Aircraft Engines                                          $    480       $    552       $    560       $    555       $   2,147
    Appliances                                                      87             93             98            128             406

    Industrial Products and Systems
        Industrial Systems                                         133            160            124            110             527
        Lighting                                                    59             78             30             75             242
        Transportation Systems                                      50            122            108            120             400
        GE Supply                                                   18             22             29             30              99
                                                              --------       --------       --------       --------       ---------
    Total Industrial Products and Systems                          260            382            291            335           1,268

    Materials
        Plastics                                                   339            334            278            215           1,166
        Specialty Materials                                         81             97             59             30             267
                                                              --------       --------       --------       --------       ---------
    Total Materials                                                420            431            337            245           1,433

    NBC                                                            298            491            207            412           1,408
    Power Systems                                                  857          1,153          1,222          1,628           4,860

    Technical Products and Services
        Medical Systems                                            293            356            344            505           1,498
        Global eXchange Services                                    31             67             (2)            29             125
                                                              --------       --------       --------       --------       ---------
    Total Technical Products and Services                          324            423            342            534           1,623
                                                              --------       --------       --------       --------       ---------

      Total GE operating profit                                  2,726          3,525          3,057          3,837          13,145
  Earnings of GECS (excluding goodwill amortization)
      before accounting changes                                  1,540          1,611          1,447          1,540           6,138
                                                              --------       --------       --------       --------       ---------

      Total segment profit                                       4,266          5,136          4,504          5,377          19,283
  Corporate items and eliminations <F2>                              5             97            (67)          (180)           (145)
  GE interest and other financial charges                         (255)          (115)          (244)          (203)           (817)
  GE provision for income taxes                                   (999)        (1,221)          (912)        (1,061)         (4,193)
                                                              --------       --------       --------       --------       ---------
EARNINGS BEFORE ACCOUNTING CHANGES                               3,017          3,897          3,281          3,933          14,128

  Cumulative effect of accounting changes                         (444)          --             --             --              (444)
                                                              --------       --------       --------       --------       ---------

CONSOLIDATED NET EARNINGS                                     $  2,573       $  3,897       $  3,281       $  3,933       $  13,684
                                                              ========       ========       ========       ========       =========


<F2> Corporate items and eliminations - previously reported   $   (444)      $   (342)      $   (490)      $   (617)      $  (1,893)
        Pension and retiree benefit plans                          533            533            533            534           2,133
        Corporate cost assessment                                  164            166            166            161             657
        Goodwill amortization                                     (248)          (260)          (276)          (258)         (1,042)
                                                              --------       --------       --------       --------       ---------
     Corporate items and eliminations - revised               $      5       $     97       $    (67)      $   (180)      $    (145)
                                                              ========       ========       ========       ========       =========


                           GE CAPITAL SERVICES (GECS)

CONSOLIDATED

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Consumer Services                                      $ 162,621      $ 156,616
Equipment Management                                      49,956         43,793
Mid-Market Financing                                     101,807         72,850
Specialized Financing                                     44,715         37,660
Specialty Insurance                                       58,741         52,108
All other                                                  7,644          7,609
                                                       ---------      ---------
     Total assets                                      $ 425,484      $ 370,636
                                                       =========      =========

REVENUES
Consumer Services                                      $  22,705      $  22,993
Equipment Management                                       8,272          7,525
Mid-Market Financing                                       8,695          7,043
Specialized Financing                                      2,930          4,105
Specialty Insurance                                       11,064         11,878
All other                                                  4,687         12,633
                                                       ---------      ---------
     Total revenues                                    $  58,353      $  66,177
                                                       =========      =========

NET EARNINGS
Consumer Services                                      $   2,467      $   1,930
Equipment Management                                       1,732          1,142
Mid-Market Financing                                       1,387          1,102
Specialized Financing                                        593          1,240
Specialty Insurance                                          608            994
All other                                                   (649)          (596)
                                                       ---------      ---------
Total earnings before accounting changes                   6,138          5,812

Cumulative effect of accounting changes                     (169)          --
                                                       ---------      ---------
     Net earnings                                          5,969          5,812
 Amortization of goodwill                                   (552)          (620)
                                                       ---------      ---------
 Net earnings - as reported                            $   5,417      $   5,192
                                                       =========      =========

--------------------------------------------------------------------------------
CONSUMER SERVICES

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Global Consumer Finance                                $  43,893      $  36,643
GE Financial Assurance                                    96,759         92,608
GE Card Services                                          19,084         20,375
Other Consumer Services                                    2,885          6,990
                                                       ---------      ---------
     Total assets                                      $ 162,621      $ 156,616
                                                       =========      =========

REVENUES
Global Consumer Finance                                $   5,561      $   5,430
GE Financial Assurance                                    12,826         12,888
GE Card Services                                           3,947          3,891
Other Consumer Services                                      371            784
                                                       ---------      ---------
     Total revenues                                    $  22,705      $  22,993
                                                       =========      =========
NET EARNINGS (a)
Global Consumer Finance                                $   1,039      $     856
GE Financial Assurance                                       726            672
GE Card Services                                             669            520
Other Consumer Services                                       33           (118)
                                                       ---------      ---------
     Net earnings                                      $   2,467      $   1,930
                                                       =========      =========

(a) Charges of $196 million and $107 million in 2001 and 2000, respectively, were not allocated to this segment and are included in the All Other operating segment.

--------------------------------------------------------------------------------
EQUIPMENT MANAGEMENT

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Aviation Services (GECAS)                              $  24,546      $  17,994
Americom                                                    --            2,268
Other Equipment Management                                25,410         23,531
                                                       ---------      ---------
     Total assets                                      $  49,956      $  43,793
                                                       =========      =========

REVENUES
Aviation Services (GECAS)                              $   2,173      $   1,962
Americom                                                     540            594
Other Equipment Management                                 5,559          4,969
                                                       ---------      ---------
     Total revenues                                    $   8,272      $   7,525
                                                       =========      =========

NET EARNINGS (a)
Aviation Services (GECAS)                              $     475      $     479
Americom                                                     898            197
Other Equipment Management                                   359            466
                                                       ---------      ---------
     Net earnings                                      $   1,732      $   1,142
                                                       =========      =========

(a) Charges of $135 million and $191 million in 2001 and 2000, respectively, were not allocated to this segment and are included in the All Other operating segment.


--------------------------------------------------------------------------------
MID-MARKET FINANCING

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Commercial Equipment Financing                         $  53,386      $  39,026
Commercial Finance                                        25,668         17,200
Vendor Financial Services                                 20,941         16,624
Other Mid-Market Financing                                 1,812           --
                                                       ---------      ---------
     Total assets                                      $ 101,807      $  72,850
                                                       =========      =========

REVENUES
Commercial Equipment Financing                         $   4,535      $   3,634
Commercial Finance                                         1,786          1,617
Vendor Financial Services                                  2,095          1,792
Other Mid-Market Financing                                   279           --
                                                       ---------      ---------
     Total revenues                                    $   8,695      $   7,043
                                                       =========      =========
NET EARNINGS (a)
Commercial Equipment Financing                         $     642      $     537
Commercial Finance                                           368            290
Vendor Financial Services                                    320            274
Other Mid-Market Financing                                    57              1
                                                       ---------      ---------
     Net earnings                                      $   1,387      $   1,102
                                                       =========      =========

(a) Charges of $52 million in 2001 were not allocated to this segment and are included in the All Other operating segment.

--------------------------------------------------------------------------------
SPECIALIZED FINANCING

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Real Estate                                            $  23,861      $  20,758
Structured Finance Group                                  17,130         12,060
GE Equity                                                  3,573          4,583
Other Specialized Financing                                  151            259
                                                       ---------      ---------
     Total revenues                                    $  44,715      $  37,660
                                                       =========      =========

REVENUES
Real Estate                                            $   1,919      $   1,977
Structured Finance Group                                   1,093            999
GE Equity                                                   (126)         1,079
Other Specialized Financing                                   44             50
                                                       ---------      ---------
     Total revenues                                    $   2,930      $   4,105
                                                       =========      =========

NET EARNINGS (a)
Real Estate                                            $     489      $     374
Structured Finance Group                                     386            344
GE Equity                                                   (270)           525
Other Specialized Financing                                  (12)            (3)
                                                       ---------      ---------
     Net earnings                                      $     593      $   1,240
                                                       =========      =========

(a) Charges of $103 million and $49 million in 2001 and 2000, respectively, were not allocated to this segment and are included in the All Other operating segment.

--------------------------------------------------------------------------------
SPECIALTY INSURANCE

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
Mortgage Insurance                                     $   5,664      $   5,007
GE Global Insurance Holdings                              46,606         39,723
Other Specialty Insurance                                  6,471          7,378
                                                       ---------      ---------
     Total assets                                      $  58,741      $  52,108
                                                       =========      =========

REVENUES
Mortgage Insurance                                     $   1,075      $     973
GE Global Insurance Holdings                               9,453         10,223
Other Specialty Insurance                                    536            682
                                                       ---------      ---------
     Total revenues                                    $  11,064      $  11,878
                                                       =========      =========
NET EARNINGS (a)
Mortgage Insurance                                     $     407      $     356
GE Global Insurance Holdings                                  32            505
Other Specialty Insurance                                    169            133
                                                       ---------      ---------
     Net earnings                                      $     608      $     994
                                                       =========      =========

(a) Charges of $170 million in 2001 were not allocated to this segment and are included in the All Other operating segment.

--------------------------------------------------------------------------------
ALL OTHER

For the years ended December 31 (In millions)               2001           2000
                                                       ---------      ---------
ASSETS
IT Solutions                                           $   2,226      $   3,395
Other                                                      5,418          4,214
                                                       ---------      ---------
 Total assets                                          $   7,644      $   7,609
                                                       =========      =========

REVENUES
IT Solutions                                           $   4,180      $   7,072
Other                                                        507          5,561
                                                       ---------      ---------
 Total revenues                                        $   4,687      $  12,633
                                                       =========      =========

NET EARNINGS
IT Solutions                                           $      47      $    (152)
Other                                                       (696)          (444)
                                                       ---------      ---------
 Net earnings                                          $    (649)     $    (596)
                                                       =========      =========


--------------------------------------------------------------------------------
CONSOLIDATED


                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
                                               -------------      --------------       -------------      --------------

ASSETS
Consumer Services                                  $ 153,966           $ 157,071           $ 160,198           $ 162,621
Equipment Management                                  45,187              46,790              48,725              49,956
Mid-Market Financing                                  72,569              78,035              82,814             101,807
Specialized Financing                                 38,585              36,912              38,151              44,715
Specialty Insurance                                   53,139              52,293              57,825              58,741
All Other                                              6,359               5,260               2,881               7,644
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $ 369,805           $ 376,361           $ 390,594           $ 425,484
                                                   =========           =========           =========           =========

REVENUES
Consumer Services                                  $   5,692           $   5,618           $   5,494           $   5,901
Equipment Management                                   1,845               1,768               1,787               2,872
Mid-Market Financing                                   1,951               1,920               2,246               2,578
Specialized Financing                                    835                 727                 664                 704
Specialty Insurance                                    2,888               2,981               2,102               3,093
All Other                                              1,512               1,385               1,005                 785
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $  14,723           $  14,399           $  13,298           $  15,933
                                                   =========           =========           =========           =========

NET EARNINGS
Consumer Services                                  $     648           $     586           $     622           $     611
Equipment Management                                     306                 360                 305                 761
Mid-Market Financing                                     292                 277                 383                 435
Specialized Financing                                    119                 161                 182                 131
Specialty Insurance                                      270                 279                 (57)                116
All Other                                                (95)                (52)                 12                (514)
                                                   ---------           ---------           ---------           ---------
 Total earnings before accounting changes          $   1,540           $   1,611           $   1,447           $   1,540
Cumulative effect of accounting changes                 (169)               --                  --                  --
                                                   ---------           ---------           ---------           ---------
 Net earnings                                          1,371               1,611               1,447               1,540
                                                   ---------           ---------           ---------           ---------
 Amortization of goodwill                               (139)               (134)               (146)               (133)
                                                   ---------           ---------           ---------           ---------
   Net earnings - as reported                      $   1,232           $   1,477           $   1,301           $   1,407
                                                   =========           =========           =========           =========

--------------------------------------------------------------------------------
CONSUMER SERVICES


                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
Global Consumer Finance                            $  36,344           $  39,518           $  42,346           $  43,893
GE Financial Assurance                                92,112              93,460              95,506              96,759
GE Card Services                                      19,587              19,227              18,404              19,084
Other Consumer Services                                5,923               4,866               3,942               2,885
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $ 153,966           $ 157,071           $ 160,198           $ 162,621
                                                   =========           =========           =========           =========

REVENUES
Global Consumer Finance                            $   1,318           $   1,370           $   1,376           $   1,497
GE Financial Assurance                                 3,100               3,198               3,084               3,444
GE Card Services                                       1,122                 956                 967                 902
Other Consumer Services                                  152                  94                  67                  58
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $   5,692           $   5,618           $   5,494           $   5,901
                                                   =========           =========           =========           =========
NET EARNINGS
Global Consumer Finance                            $     297           $     242           $     271           $     229
GE Financial Assurance                                   159                 149                 169                 249
GE Card Services                                         177                 187                 184                 121
Other Consumer Services                                   15                   8                  (2)                 12
                                                   ---------           ---------           ---------           ---------
 Net earnings                                      $     648           $     586           $     622           $     611
                                                   =========           =========           =========           =========

--------------------------------------------------------------------------------
EQUIPMENT MANAGEMENT


                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
Aviation Services (GECAS)                          $  18,473           $  19,633           $  20,762           $  24,546
Americom                                               2,240               2,349               2,384                   0
Other Equipment Management                            24,474              24,808              25,579              25,410
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $  45,187           $  46,790           $  48,725           $  49,956
                                                   =========           =========           =========           =========

REVENUES
Aviation Services (GECAS)                          $     516           $     589           $     497           $     571
Americom                                                 237                 118                 131                  54
Other Equipment Management                             1,092               1,061               1,159               2,247
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $   1,845           $   1,768           $   1,787           $   2,872
                                                   =========           =========           =========           =========


  NET EARNINGS
  Aviation Services (GECAS)                        $     130           $     155           $      88           $     102
  Americom                                                91                  34                 109                 664
  Other Equipment Management                              85                 171                 108                  (5)
                                                   ---------           ---------           ---------           ---------
   Net earnings                                    $     306           $     360           $     305           $     761
                                                   =========           =========           =========           =========

--------------------------------------------------------------------------------
MID-MARKET FINANCING


                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
Commercial Equipment Financing                     $  38,553           $  42,971           $  48,027           $  53,386
Commercial Finance                                    17,432              16,972              16,590              25,668
Vendor Financial Services                             16,584              18,092              18,196              20,941
Other Mid-Market Financing                                 -                   -                   1               1,812
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $  72,569           $  78,035           $  82,814           $ 101,807
                                                   =========           =========           =========           =========

REVENUES
Commercial Equipment Financing                     $     956           $     997           $   1,240           $   1,342
Commercial Finance                                       524                 436                 473                 353
Vendor Financial Services                                471                 487                 533                 604
Other Mid-Market Financing                                 -                   -                   -                 279
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $   1,951           $   1,920           $   2,246           $   2,578
                                                   =========           =========           =========           =========

Net Earnings
Commercial Equipment Financing                     $     120           $     119           $     186           $     217
Commercial Finance                                       113                  92                 115                  48
Vendor Financial Services                                 57                  62                  80                 121
Other Mid-Market Financing                                 2                   4                   2                  49
                                                   ---------           ---------           ---------           ---------
 Net earnings                                      $     292           $     277           $     383           $     435
                                                   =========           =========           =========           =========


--------------------------------------------------------------------------------
SPECIALIZED FINANCING

                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
Real Estate                                        $  21,886           $  19,985           $  21,184           $  23,861
Structured Finance Group                              12,165              12,678              13,217              17,130
GE Equity                                              4,303               4,023               3,592               3,573
Other Specialized Financing                              231                 226                 158                 151
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $  38,585           $  36,912           $  38,151           $  44,715
                                                   =========           =========           =========           =========

REVENUES
Real Estate                                        $     598           $     461           $     471           $     389
Structured Finance Group                                 312                 275                 275                 231
GE Equity                                                (89)                (21)                (83)                 67
Other Specialized Financing                               14                  12                   1                  17
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $     835           $     727           $     664           $     704
                                                   =========           =========           =========           =========

Net Earnings
Real Estate                                        $     132           $     123           $     170           $      64
Structured Finance Group                                 106                 106                 113                  61
GE Equity                                               (117)                (64)                (98)                  9
Other Specialized Financing                               (2)                 (4)                 (3)                 (3)
                                                   ---------           ---------           ---------           ---------
 Net earnings                                      $     119           $     161           $     182           $     131
                                                   =========           =========           =========           =========

--------------------------------------------------------------------------------
SPECIALTY INSURANCE

                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
Mortgage Insurance                                 $   5,123           $   5,321           $   5,550           $   5,664
GE Global Insurance Holdings                          40,787              40,157              45,888              46,606
Other Specialty Insurance                              7,229               6,815               6,387               6,471
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $  53,139           $  52,293           $  57,825           $  58,741
                                                   =========           =========           =========           =========

REVENUES
Mortgage Insurance                                 $     309           $     270           $     247           $     249
GE Global Insurance Holdings                           2,497               2,565               1,684               2,707
Other Specialty Insurance                                 82                 146                 171                 137
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $   2,888           $   2,981           $   2,102           $   3,093
                                                   =========           =========           =========           =========

NET EARNINGS
Mortgage Insurance                                 $     124           $      93           $     114           $      76
GE Global Insurance Holdings                             146                 140                (229)                (25)
Other Specialty Insurance                               --                    46                  58                  65
                                                   ---------           ---------           ---------           ---------
 Net earnings                                      $     270           $     279           $     (57)          $     116
                                                   =========           =========           =========           =========



--------------------------------------------------------------------------------
ALL OTHER
                                                                                 2001
                                               -------------------------------------------------------------------------
(in millions)                                  FIRST QUARTER      SECOND QUARTER       THIRD QUARTER      FOURTH QUARTER
-------------                                  -------------      --------------       -------------      --------------
ASSETS
IT Solutions                                       $   2,929           $   2,494           $   2,325           $   2,226
Other                                                  3,430               2,766                 556               5,418
                                                   ---------           ---------           ---------           ---------
 Total assets                                      $   6,359           $   5,260           $   2,881           $   7,644
                                                   =========           =========           =========           =========

REVENUES
IT Solutions                                       $   1,221           $   1,090           $     905           $     964
Other                                                    291                 295                 100                (179)
                                                   ---------           ---------           ---------           ---------
 Total revenues                                    $   1,512           $   1,385           $   1,005           $     785
                                                   =========           =========           =========           =========

NET EARNINGS
IT Solutions                                       $      (3)          $      (4)          $      (3)          $      57
Other                                                    (92)                (48)                 15                (571)
                                                   ---------           ---------           ---------           ---------
 Total net earnings                                $     (95)          $     (52)          $      12           $    (514)
                                                   =========           =========           =========           =========